As filed with the Securities and Exchange Commission on September 8, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09035

The Barrett Funds
(Exact name of registrant as specified in charter)

90 Park Avenue, New York, NY 10016
(Address of principal executive offices) (Zip code)

Peter H. Shriver, President
Barrett Associates, Inc.
90 Park Avenue, New York, NY 10016
(Name and address of agent for service)

212-983-5080
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2005

Item 1. Report to Stockholders.

Annual Report

June 30, 2005

Letter to Shareholders July 18, 2005
Dear Fellow Shareholders:

In the final fiscal quarter for 2005, the Barrett Growth Fund (the “Fund”) registered a 2.42% return beating the S&P 500 Index (“S&P 500”) for this period and for the calendar year-to-date. For the fiscal year just ended, the Fund was up 3.51%, which compares to 3.82% for the Lipper Large-Cap Growth Funds Index and 6.32% for the S&P 500. The Fund continued to outperform the Lipper Large-Cap Growth Funds Index since inception, but was slightly behind the S&P 500.

	Total Return*			Average Annual Return*
	Fourth Quarter 04/01/05- 06/30/05	Six Months Ended 06/30/05	One Year 07/01/04- 06/30/05	Five-Year 07/01/00- 06/30/05	Since Inception 12/29/98-06/30/05
Barrett Growth Fund	+2.42%	(0.51%)	+3.51%	(7.00%)	(0.05%)
Lipper Large-Cap Growth Funds Index[1]	+3.46%	(1.28%)	+3.82%	(9.99%)	(3.42%)
S&P 500® Index[2]	+1.37%	(0.81%)	+6.32%	(2.37%)	+0.87%

1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

2
The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.

The Year in Review

One year ago, economists and Wall Street strategists forecast that increases in U.S. short-term interest rates and rising energy costs would slow worldwide economic activity. It is hard to see any meaningful slowdown in worldwide growth just yet. Europe is slower as a result of several factors, including higher commodity costs and a stronger currency as well as more structural problems such as high labor costs and slow population growth. The economic engines of the United States and China continue to run strong. Yields on longer dated bonds have not risen, and despite the rise in energy costs, consumers continue to borrow and spend at enthusiastic rates. At some point, energy prices will have a more visible effect on individual and business behavior. There can always be offsets, such as we have witnessed with the decline in key lending rates such as mortgages. The economy has proven easier to describe than forecast.

The Portfolio

The best performing sectors of the portfolio have included energy, retailing, and biotechnology. The companies within these sectors have all recorded strong earnings gains that have led to superior stock performance. The advance in the energy sector has been broad-based due to the pervasive positive effect of higher crude prices. The gains in retailing and biotechnology have been driven more by company specific improvements in the companies owned by the Fund.

During the most recent quarter, selected technology and financial stocks joined energy and retailing to aid performance. Selected financial stocks benefited from lower intermediate bond yields, while the performance of the technology sector was attributed to company specific operating gains.

Following is a graphical depiction of the sectors in the Fund’s portfolio. As the chart indicates, the portfolio remained diversified by sector:

As of  6/30/05, Figures as a Percentage of Total Investments*

* Cash is approximately 2.2% of Total Investments

The largest equity positions as a percentage of equity at June 30, 2005 were as follows:

Goldman Sachs Group	3.48%
Schlumberger Ltd.	3.45%
General Electric Co.	2.95%
Medtronic, Inc.	2.94%
United Technologies Corp.	2.92%
Dell, Inc.	2.80%
Gilead Sciences, Inc.	2.75%
Genentech, Inc.	2.74%
Anteon International Corp.	2.59%
Zions Bancorp	2.51%

The best and worst performing securities during the quarter ended June 30, 2005 are shown below:

Best Performers			Worst Performers
1. Genentech, Inc.	41.8%	1.	Harley-Davidson, Inc.	(14.1%)
2. Gilead Sciences, Inc.	22.9%	2.	Walt Disney Co.	(12.4%)
3. Chicos Fas Inc Com	21.3%	3.	Ebay, Inc.	(11.4%)
4. Anteon International Corp.	17.2%	4 .	Alberto Culver Co.	(9.5%)
5. Developers Diversified Realty	15.6%	5.	The Goldman Sachs Group Inc.	(7.2%)
During the recent quarter, we initiated positions in Cognizant Technology Solutions, Inc., Covance Inc., and Murphy Oil Corp. discussed below, as well as Morgan Stanley and Yahoo! Inc.

Cognizant Technology Solutions, Inc. (CTSH), one of the leading India-based information technology outsourcers, is uniquely positioned to generate continued strong growth in the expanding outsourcing market. As U.S. and European companies seek productivity gains in order to drive margins higher, they are turning more and more to offshore outsourcing for information technology. India represents a very attractive resource for competent English-speaking engineering graduates to staff technical jobs. We expect the company to grow earnings at rates close to 30% in the years ahead.

Covance Inc. (CVD) is one of the world’s largest drug development services companies, providing a broad range of early- and late-stage testing services to the biotechnology and pharmaceutical industries. The company is a play on the R&D pipeline of over 300 biotechnology and pharmaceutical companies without being dependent on any single drug. Covance has a 10% market share in the $10.6 billion Contract Research Organization (CRO) industry, growing at an 18% annual rate. With the high costs and the increasing length of time needed to bring drugs to market, biopharmaceutical companies are increasingly turning to CROs for help. Outsourced drug development accounts for 22% of total global development spending and should continue to increase in the coming years. The company has a solid track record of revenue and earnings growth. Covance should be able to deliver long-term EPS growth of 18%-20%.

Murphy Oil Corp. (MUR), based in Arkansas, is a leading independent explorer, producer, refiner and marketer of oil and natural gas. Exploration and production operations are carried out in the United States, Canada, United Kingdom, and Malaysia, while refining and marketing are situated in the United States and United Kingdom. Murphy Oil is known for its successful deepwater Malaysian projects, but the company has a number of viable exploration programs in shallow water Malaysia, the Congo, and the Gulf of Mexico that are expected to disclose exploration results in the next few months and may be a catalyst for the shares. The company has good long-term production visibility, which is expected to increase 45% cumulatively by 2008 and another 11% by 2010. Earnings are running ahead of plan recently due to particularly strong refining and marketing results. The stock trades at a premium to its peers at 7x cash flow due to a superior growth profile, but below the company’s net asset value estimate of $60 per share.

During the most recent quarter, we eliminated the positions in Coventry Health Care, Inc., American International Group Inc., Starwood Hotels and Resorts Worldwide, International Game Technology, Zimmer Holdings Inc., and Veritas Software Corp. (which recently merged with Symantec Corp.).

Investment Outlook

We expect the stock market recovery that began two years ago to continue. For the first time in two decades the earnings yield (earnings/price) on the market is higher than the yield on corporate bonds, suggesting equity investors will be more rewarded than fixed-income investors going forward. The set of issues confronting the market, to be sure, remains unchanged. These challenges include rising short-term rates, volatile and high commodity prices, widening trade deficits and terrorist activity. Numerous companies that we own in the Fund are tackling these obstacles head on. The companies are controlling cost pressures, reporting strong profits, increasing dividends, buying back stock, making strategic acquisitions and, in general, going on with the business of improving shareholder returns.

In summary, our approach is to invest in high quality, seasoned companies that are growing their earnings at superior rates. This segment of the market has been out of favor for over five years after an extended rise in the late 1990s, but most recently has shown signs of life. In the past few years money has flowed into small capitalization stocks, illiquid alternative assets and real estate. We remain confident that our investments in mid- and large-capitalization stocks with superior earnings growth will accrue to the benefit of shareholders.

Thank you for choosing the Barrett Growth Fund. Please visit us at our website, www.barrettgrowthfund.com. If you have any questions, please call toll-free (877) 363-6333.
The outlook and views presented above are those of the Investment Adviser as of 07/18/05, and are subject to change. This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

Sincerely,

Peter H. Shriver, CFA
President

Robert J. Voccola, CFA
Lead Portfolio Manage

Robert Milnamow
Portfolio Manager

The outlook and views presented above are those of the Investment Adviser as of 07/18/05, and are subject to change. This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

Expense Example - June 30, 2005

As a shareholder of the Barrett Growth Fund (the “Fund”), you incur ongoing costs, including investment advisory fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2005 - June 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During the Period* January 1, 2005 to June 30, 2005
Actual	$1,000.00	$ 994.90	$6.18
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

This chart assumes an initial gross investment of $10,000 made on 12/29/98 (commencement of operations).

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

			Average Annual Total Return
			as of June 30, 2005
		One Year	Three Year	Five Year	Since Inception
●	Barrett Growth Fund	3.51%	6.40%	-7.00%	-0.05%
■	S&P 500® Index	6.32%	8.28%	-2.37%	0.87%
◆	Lipper Large-Cap Growth Funds Index	3.82%	5.68%	-9.99%	-3.42%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

Schedule of Investments
June 30, 2005

Shares		Market Value
	COMMON STOCKS - 98.21%
	BASIC INDUSTRY - 20.5%
	Energy - 10.57%
4,000	Apache Corporation	$258,400
4,500	BP p.l.c. ADR	280,710
6,000	Exxon Mobil Corporation	344,820
2,500	Murphy Oil Corporation	130,575
8,000	Schlumberger Limited	607,520
8,000	XTO Energy, Inc.	271,920
		1,893,945
	Industrial - 9.93%
12,000	Donaldson Company, Inc.	363,960
15,000	General Electric Company	519,750
5,000	L-3 Communications
	Holdings, Inc.	382,900
10,000	United Technologies
	Corporation	513,500
		1,780,110
	Total Basic Industry	3,674,055
	CONSUMER PRODUCTS
	& SERVICES - 21.59%
	Consumer Products - 8.96%
8,000	Alberto-Culver Company	346,640
9,000	eBay Inc. (a)	297,090
6,000	Harley-Davidson, Inc.	297,600
7,500	The Procter & Gamble Company	395,625
5,000	PepsiCo, Inc.	269,650
		1,606,605
	Media & Entertainment - 4.47%
10,000	Univision Communications
	Inc. (a)	275,500
14,000	The Walt Disney Company	352,520
5,000	Yahoo!, Inc. (a)	173,250
		801,270
	Retailing - 8.16%
13,000	Applebees International, Inc.	344,370

Shares		Market Value
	Retailing - 8.16% (Continued)
10,000	Chico’s FAS, Inc. (a)	$342,800
7,500	Target Corporation	408,075
8,000	Walgreen Co.	367,920
		1,463,165
	Total Consumer Products
	& Services	3,871,040
	FINANCIAL SERVICES - 15.90%
	Financial Services - 14.62%
8,000	Citigroup Inc.	369,840
6,000	The Goldman Sachs Group, Inc.	612,120
5,600	Moody’s Corporation	251,776
7,000	Morgan Stanley	367,290
12,000	North Fork Bancorporation, Inc.	337,080
5,000	State Street Corporation	241,250
6,000	Zions Bancorporation	441,180
		2,620,536
	Real Estate Investment Trust - 1.28%
5,000	Developers Diversified
	Realty Corporation	229,800
	Total Financial Services	2,850,336
	HEALTHCARE - 19.60%
	Biotechnology - 9.76%
6,000	Amgen, Inc. (a)	362,760
6,000	Genentech, Inc. (a)	481,680
7,000	Genzyme Corporation (a)	420,630
11,000	Gilead Sciences, Inc. (a)	483,890
		1,748,960
	Medical Devices & Services - 7.68%
4,000	Covance, Inc. (a)	179,480
10,000	Medtronic, Inc.	517,900
8,000	Stryker Corporation	380,480
8,000	Varian Medical
	Systems, Inc. (a)	298,640
		1,376,500

See accompanying Notes to the Financial Statements

Schedule of Investments
June 30, 2005

Shares		Market Value
	Pharmaceuticals - 2.16%
3,000	Eli Lilly and Company	$167,130
8,000	Pfizer Inc.	220,640
		387,770
	Total Health Care	3,513,230
	INFORMATION SERVICES - 10.38%
	Business Services 6.61%
8,000	Cognizant Technology
	Solutions Corporation (a)	377,040
10,000	First Data Corporation	401,400
12,500	Paychex, Inc.	406,750
		1,185,190
	Computer Services
	& Outsourcing - 3.77%
10,000	Anteon International
	Corporation (a)	456,200
5,000	Computer Sciences
	Corporation (a)	218,500
		674,700
	Total Information Services	1,859,890
	SOFTWARE/ELECTRONICS - 8.64%
	Electronics - 6.58%
12,500	Dell, Inc. (a)	493,875
9,000	Linear Technology Corporation	330,210
12,000	Microchip Technology
	Incorporated	355,440
		1,179,525
	Software - 2.06%
28,000	Oracle Corporation (a)	369,600
	Total Software/Electronics	1,549,125

Shares or Principal Amount		Market Value
	TELECOMMUNICATIONS
	SERVICES & EQUIPMENT - 1.60%
	Telecommunications & Data
	Network Equipment - 1.60%
15,000	Cisco Systems, Inc. (a)	$286,650
	Total Telecommunications
	Services & Equipment	286,650
	Total Common Stocks
	(Cost $14,607,501)	17,604,326
	VARIABLE RATE
	DEMAND NOTES # - 2.09%
$ 165,174	American Family, 2.95%	165,174
144,432	U.S. Bank, N.A., 3.08%	144,432
65,253	Wisconsin Corporate Central
	Credit Union, 3.00%	65,253
	Total Variable Rate Demand
	Notes (Cost $374,859)	374,859
	Total Investments - 100.30%
	(Cost $14,982,360)	17,979,185
	Liabilities in Excess
	of Other Assets - (0.30)%	(53,065)
	Total Net Assets - 100.00%	$17,926,120

(a) Non-income producing security.
# Variable rate demand notes are considered short-term
obligations and are payable on demand at the market
value. Interest rates change periodically at specified dates.
The rates shown are as of June 30, 2005.
ADR - American Depository Receipt

See accompanying Notes to the Financial Statements

Statement of Assets and Liabilities
June 30, 2005

ASSETS:
Investments in securities,
at market value
(Cost: $14,982,360)	$17,979,185
Receivable from adviser	25,148
Dividends and interest receivable	11,824
Prepaid assets	6,337
Total assets	18,022,494

LIABILITIES:
Accrued distribution
(12b-1) expenses	5,961
Accrued expenses	90,413
Total liabilities	96,374
Net assets applicable to
outstanding capital stock	$17,926,120

NET ASSETS CONSIST OF:
Capital stock	$18,773,836
Accumulated net
realized loss on investments	(3,844,541)
Unrealized appreciation
on investments	2,996,825
Total net assets	$17,926,120

Shares outstanding (unlimited
shares of $0.001 par value
authorized)	1,844,076

Net asset value, offering and
redemption price per share	$9.72

Statement of Operations
For the Year Ended June 30, 2005
INVESTMENT INCOME:
Dividend income	$176,039
Interest income	7,143
Total investment income	183,182

EXPENSES:
Investment advisory fee	179,441
Professional fees	95,288
Distribution expenses	44,861
Shareholder servicing fees
and expenses	41,740
Administration fees	32,466
Federal and state registration	24,463
Fund accounting fees	24,365
Reports to shareholders	12,429
Trustees fees and expenses	13,206
Custody fees	5,289
Other expenses	346
Total expenses before
Adviser reimbursement	473,894
Less fees and expenses reimbursed
and waived by Adviser	(249,592)
Net expenses	224,302
Net investment loss	(41,120)

NET REALIZED AND
UNREALIZED GAINS:
Net realized gain on investments	627,034
Net change in unrealized
appreciation on investments	63,309
Net realized and unrealized
gains on investment securities	690,343
Net increase in net assets
resulting from operations	$649,223

See accompanying Notes to the Financial Statements

Statement of Changes in Net Assets

	Year Ended June 30, 2005	Year Ended June 30, 2004
OPERATIONS:
Net investment loss	$(41,120)	$(32,467)
Net realized gain/(loss) on investments	627,034	(228,977)
Net change in unrealized appreciation on investments	63,309	2,579,445
Net increase in net assets resulting from operations	649,223	2,318,001

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,001,247	1,219,920
Cost of shares redeemed	(2,149,879)	(1,010,935)
Net increase (decrease) in net assets from capital share transactions	(148,632)	208,985

TOTAL INCREASE IN NET ASSETS	500,591	2,526,986

NET ASSETS:
Beginning of year	17,425,529	14,898,543
End of year	$17,926,120	$17,425,529

See accompanying Notes to the Financial Statements

Financial Highlights
Per share data for a share of capital stock outstanding for the entire year:

	Years Ended June 30,
	2005	2004	2003	2002	2001
NET ASSET VALUE
Beginning of year	$9.39	$8.12	$8.07	$10.35	$14.06
OPERATIONS
Net investment loss	(0.02)	(0.02)	—	(0.01)	(0.02)
Net realized and unrealized
gains (losses) on investments	0.35	1.29	0.05	(2.27)	(3.62)
Total from investment operations	0.33	1.27	0.05	(2.28)	(3.64)
LESS DISTRIBUTIONS
Distributions from capital gains	—	—	—	—	(0.07)
	—	—	—	—	(0.07)
NET ASSET VALUE
End of year	$9.72	$9.39	$8.12	$8.07	$10.35

Total return	3.51%	15.64%	0.62%	-22.03%	-25.90%
Net assets at end of year
(000s omitted)	$17,926	$17,426	$14,899	$14,848	$15,493
RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before expense reimbursement	2.64%	2.79%	2.60%	2.48%	2.27%
After expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS
Before expense reimbursement	-1.62%	-1.74%	-1.35%	-1.35%	-1.36%
After expense reimbursement	-0.23%	-0.20%	0.00%	-0.12%	-0.34%
Portfolio turnover rate	56%	51%	23%	38%	39%

See accompanying Notes to the Financial Statements

Notes to the Financial Statements
For the Year Ended June 30, 2005

1. ORGANIZATION
The Barrett Growth Fund (the “Fund”) is a diversified series of The Barrett Funds (the “Trust”), a statutory trust organized on September 29, 1998 in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates, Inc., serves as the investment adviser (the “Adviser”) for the Fund and is responsible for managing the Fund’s portfolio of securities.

2. SIGNIFICANT ACCOUNTING POLICIES
a) Investment Valuation
All equity securities that are traded on a national securities exchange, except those listed on the Nasdaq National Market® and Small CapSM exchanges (“Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on the Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and other debt securities are valued using the mean between the closing bid and asked prices provided by a pricing service at the close of the NYSE. The value of these securities used in computing the NAV is determined as of such time. Short-term debt securities, having a maturity of less than 60 days, are valued at amortized cost, which approximates market value.

The current value of any option held by the Fund is its last reported sale price on the exchange on which the security underlying the option is principally traded. Lacking any sales that day, options are valued at the mean between the bid and asked quotations at the close of the exchange. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under the procedures approved by the Fund’s Board of Trustees. The fair value of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances, which can include, but are not limited to: (i) fundamental analytical data relating to the investment in the security; (ii) nature and duration of any restriction on the disposition of the security; (iii) evaluation of the forces that influence the market in which the security is purchased and sold; (iv) type of security or asset; (v) financial statements of issuer; (vi) cost at date of purchase; (vii) size of holding; (viii) discount from market value of unrestricted securities of the same class at the time of purchase; (ix) special reports prepared by analysts; (x) information as to any transactions or offers with respect to the security; (xi) existence of merger proposals or tender offers affecting the security; (xii) price and extent of public trading in similar securities of the issuer or comparable companies and other relevant matters; (xiii) most recent closing market prices; (xiv) the value of other financial instruments, including derivative securities, traded on other markets or among dealers; (xv) trading volumes on markets, exchanges, or among dealers; (xvi) values of baskets of securities traded on other markets, exchanges, or among dealers; (xvii) changes in interest rates; (xviii) observations from financial institutions; (xix) government (domestic or foreign) actions or pronouncements; and (xx) other news events.

b) Federal Income Taxes The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

As a result of permanent book-to-tax differences relating to a net operating loss and a distribution from a real estate investment trust, accumulated net investment loss has been decreased by $41,120, accumulated net realized loss has been decreased by $5,675 and capital stock has been decreased by $46,795. The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2005 the Fund had accumulated capital loss carryforwards for tax purposes of $4,130,941. Of this amount, $1,521,823 expires June 30, 2010, $1,599,423 expires June 30, 2011 and $1,009,695 expires June 30, 2012. c) Use of Estimates The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. d) Other Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3. AGREEMENTS
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.25% of its average daily net assets until October 31, 2005. Accordingly, during the year ended June 30, 2005, the Adviser waived advisory fees and reimbursed other fund expenses in the amount of $249,592. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Recoverable Amount
6/30/06	$189,287
6/30/07	$253,552
6/30/08	$249,592

4. DISTRIBUTION PLAN
The Trust, on behalf of the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund may reimburse the Fund’s distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund’s distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5. INVESTMENT TRANSACTIONS	The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended June 30, 2005 were as follows:

Purchases	Sales
$9,959,974	$10,442,293

6. SHARES OF BENEFICIAL INTEREST		Year Ended June 30, 2005	Year Ended June 30, 2004
	Shares sold	215,022	135,614
	Shares redeemed	(227,173)	(113,384)
	Net increase (decrease) in shares	(12,151)	22,230
	Shares outstanding:
	Beginning of year	1,856,227	1,833,997
	End of year	1,844,076	1,856,227

7. DISTRIBUTIONS TO SHAREHOLDERS	There were no distributions paid to shareholders during the fiscal years ended June 30, 2005 and 2004.

At June 30, 2005, the cost of investments, net unrealized appreciation
(depreciation) and undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Cost of investments	$14,695,960
	Appreciation	$3,693,379
	(Depreciation)	(410,154)
	Net unrealized appreciation on investments	3,283,225
	Post-October losses	$—
	Other accumulated losses	(4,130,941)
	Total accumulated losses	$(847,716)
	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sales and tax-free transfer of securities.
	At June 30, 2005, the Fund did not have any distributable earnings.

Report of Independent Registered Public AccountingFirm	The Shareholders and Board of Trustees The Barrett Funds

We have audited the accompanying statement of assets and liabilities of the Barrett Growth Fund (the “Fund”), a series of shares of The Barrett Funds, including the schedule of investments as of June 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended June 30, 2001 were audited by other auditors whose report dated July 27, 2001 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Barrett Growth Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP Philadelphia, Pennsylvania July 29, 2005

Additional Information
(UNAUDITED)

1.  ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS
     INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gerard E. Jones (68) c/o Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Trustee	Indefinite Term 6 Years Served	Independent Trustee of the Trust since August 2003; Trustee Emeritus of the Trust from 2000 to 2003; Independent Trustee of the Trust from its inception in 1998 to December 2000; Managing Partner, Gerard E. Jones, P.C., since April 2003; Advisor, Corporate Governance Advisors, since April 2003; Of Counsel, Shipman & Goodwin, LLP from 2001 to 2003; Partner, Bingham McCutchen, LLP, formerly known as Richards & O’Neil, LLP, from 1972 through 2001.	1	Tractor Supply Company

Ronald E. Kfoury (47) c/o Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Trustee	Indefinite Term 6 Years Served	Independent Trustee of the Trust since its inception in 1998; Chief Executive Officer of Clockware, Inc. (software company) since November 2000; Managing Director, Analect, Limited (management consulting) from 1992 through 2000.	1	CDCOM Clockware

Edward M. Mazze, PhD. (64) c/o Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Trustee	Indefinite Term 4 Years Served	Independent Trustee of the Trust since January 2001; Dean, College of Business Administration of the University of Rhode Island since 1998; Director, Technitrol Inc. since 1985; Director, Washington Trust Bancorp. Inc. since 2000; Honorary Board Member, Delaware Valley College of Science and Agriculture since 1997; Dean of the Belk College of Business Administration of The University of North Carolina at Charlotte from 1993 to 1998.	1	Washington Trust Bancorp, Inc.; Technitrol, Inc.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS

John D. Barrett II (69) 90 Park Avenue New York, NY 10016	Chairman	Indefinite Term 6 Years Served	Chairman and Chief Executive Officer of Barrett Associates, Inc. since 1970.

Peter H. Shriver (53) 90 Park Avenue New York, NY 10016	President	Indefinite Term 6 Years Served	President of Barrett Associates, Inc. since April 2004; previously Executive Vice President and Managing Director of Barrett Associates, Inc. since 1989.

Robert J. Voccola (67) 90 Park Avenue New York, NY 10016	Treasurer	Indefinite Term 6 Years Served	Chief Investment Officer since February 2002 and Managing Director since 1987 of Barrett Associates, Inc.; previously, Director of Research of Barrett Associates, Inc.

Paula J. Elliott (55) 90 Park Avenue New York, NY 10016	Secretary	Indefinite Term 6 Years Served
Vice President of Barrett
Associates, Inc. since 1995 and
Assistant Treasurer for Barrett
Associates, Inc. since July 2004.
AML Compliance Officer from
February 2003 to September 2004
and Compliance Officer from
January 2004 to September 2004
for the Barrett Growth Fund.

Robert J. Milnamow (54) 90 Park Avenue New York, NY 10016	Vice President	Indefinite Term One Year Served
Managing Director and Director
of Research of Barrett Associates,
Inc. since November 2003;
previously Managing Member at
Thayer Pond LLC since 2001 and
Senior Portfolio Manager at
Rockefeller & Co. from 1998-2001.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS

Russell O. Vernon (47) 90 Park Avenue New York, NY 10016	Chief Com- pliance Officer and Anti-Money Laundering Compliance Officer	Indefinite Term One Year Served
Senior Vice President since May
2005, Vice President and Chief
Operating Officer of Barrett
Associates, Inc. since April
2004, and Chief Compliance
Officer since September 2004;
previously, President and CEO
of VCE Capital, Inc. from
November 2000 to April 2004;
and Director of Investment
Operations at Warburg Pincus
Asset Management from
October 1996 to April 2000.

Audit Committee

As of June 30, 2005 the Audit Committee was made up of all of the Independent Trustees as follows: Ronald E. Kfoury, Gerard E. Jones and Dr. Edward M. Mazze. Pursuant to its Charter, the Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee generally meets twice each year with the independent registered public accounting firm.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at (877) 363-6333.

2. AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Barrett Growth Fund’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve-month period ended June 30 are available without charge, upon request, by calling toll-free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

3. PORTFOLIO HOLDINGS

The Barrett Growth Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The complete schedules of the Fund’s holdings for the second and fourth quarters of each year are contained in the Fund’s semi-annual and annual shareholder reports, respectively, which are filed with the SEC on Form N-CSR. The Fund’s Forms N-Q and Forms N-CSR are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A list of the Fund’s top ten holdings is also available on the Adviser’s website at www.barrettassociates.com on or about 30 days following each quarter end.

(This Page Intentionally Left Blank.)

BARRETT GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Barrett Associates, Inc.
90 Park Avenue
New York, NY 10016

DISTRIBUTOR
T.O. Richardson Securities, Inc.
2 Bridgewater Road
Farmington, CT 06032

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Item 2. Code of Ethics.

The Barrett Funds (the “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The Registrant is relatively small in size and has approximately $17.9 million in assets, which reduces the complexity of the financial operations and conditions of the Registrant. In addition, the Registrant’s small size makes it more prohibitive to incur the added expenses of identifying and electing an additional Director who would, without question, fully meet the qualifications of an audit committee financial expert and would be willing to serve, as the current Directors do, with limited compensation. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2005	FYE 6/30/2004
Audit Fees	$12,000	$11,000
Audit-Related Fees	$0	$0
Tax Fees	$1,000	$1,000
All Other Fees	$0	$0

The Registrant’s audit committee has adopted an Audit Committee Charter that provides that the audit committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2005	FYE 6/30/2004
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s principal/chief executive officer and principal/chief financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s principal/chief executive officer and principal/chief financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding the required disclosure.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics of the Registrant’s principal/chief executive officer and principal/chief financial officer are filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Barrett Funds

By (Signature and Title)    /s/ Peter H. Shriver
                                                    Peter H. Shriver, President

Date             Septemeber 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Peter H. Shriver
                                                         Peter H. Shriver President

Date           September 8, 2005

By (Signature and Title)*     /s/ Robert J. Voccola
                                                       Robert J. Voccola, Treasurer

Date          September 8, 2005

* Print the name and title of each signing officer under his or her signature.